Exhibit 99.1
Open Lending Reports Fourth Quarter and Fiscal Year 2021 Financial Results

AUSTIN, TX, February 24, 2022 – Open Lending Corporation (Nasdaq: LPRO) (the “Company” or “Open Lending”), a leading provider of lending enablement and risk analytics solutions to financial institutions, today reported financial results for its fourth quarter and fiscal year 2021.

“We saw incredible growth in 2021, with an 82% increase in certified loan growth, 98% increase in revenue and a 123% increase in adjusted EBITDA for the full year 2021 compared to 2020,” said John Flynn, Chairman and CEO of Open Lending. “We also added 71 new customers in 2021, up from 55 new accounts in 2020, and the average size of our lenders signed in 2021 exceeded $1.2 billion in total assets.”

Three Months Ended December 31, 2021 Highlights
•The Company facilitated 42,639 certified loans during the fourth quarter of 2021, compared to 26,822 certified loans in the fourth quarter of 2020
•Total revenue was $51.6 million, compared to $39.6 million in the fourth quarter of 2020
•Gross profit was $46.9 million, compared to $36.7 million in the fourth quarter of 2020
•GAAP net income was $27.8 million, compared to $15.2 million in the fourth quarter of 2020
•Adjusted EBITDA was $36.6 million, compared to $24.8 million in the fourth quarter of 2020

Twelve Months Ended December 31, 2021 Highlights
•The Company facilitated 171,697 certified loans, compared to 94,226 certified loans in 2020
•Total revenue was $215.7 million, compared to $108.9 million in 2020
•Gross profit was $197.0 million, compared to $99.1 million in 2020
•GAAP net income was $146.1 million, compared to GAAP net loss of $(97.6) million in 2020. The GAAP net loss was primarily attributable to $(131.9) million in change in estimated fair value of contingent consideration shares awarded as part of the business combination with Nebula Acquisition Corporation on June 10, 2020
•Adjusted EBITDA was $155.0 million, compared to $69.5 million in 2020

Adjusted EBITDA is a non-GAAP financial measure. Reconciliations of this non-GAAP financial measure to its most directly comparable GAAP financial measure are provided in the financial table included at the end of this press release. An explanation of this measure and how it is calculated is also included under the heading “Non-GAAP Financial Measures.”

2022 Outlook
Based on the fourth quarter results and trends into early 2022, the Company is issuing full year guidance of the following:

Full Year 2022 Outlook
Total Certified Loans	195,000 - 225,000
Total Revenue	$210 - 240 million
Adjusted EBITDA	$135 - 160 million
Adjusted Operating Cash Flow (a)	$140 - 165 million

a.Adjusted Operating Cash Flow is defined as Adjusted EBITDA, minus CAPEX, plus or minus change in contract assets.

The guidance provided above includes forward-looking statements within the meaning of U.S. securities laws. While the financial guidance takes into account the continuing impact of the global COVID-19 pandemic, the impact of the pandemic has been unprecedented and the future effect of the pandemic on the global economy and our financial results remains uncertain, and our actual results may differ materially. See “Forward-Looking Statements” below.

Conference Call
Open Lending will host a conference call to discuss the fourth quarter 2021 financial results today at 5:00 pm ET. Hosting the call will be John Flynn, Chairman and CEO, Ross Jessup, President and COO, and Chuck Jehl, CFO. The conference call will be webcast live from the Company's investor relations website at https://investors.openlending.com/ under the “Events” section. The conference call can also be accessed live over the phone by dialing (877) 407-4018, or for international callers (201) 689-8471. A replay will be available two hours after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13726488. The replay will be available until Thursday, March 10, 2022. An archive of the webcast will be available at the same location on the website shortly after the call has concluded.

About Open Lending
Open Lending (Nasdaq: LPRO) provides loan analytics, risk-based pricing, risk modeling and default insurance to auto lenders throughout the United States. For 20 years, we have been empowering financial institutions to create profitable auto loan portfolios by saying “yes” to more automotive loans. For more information, please visit www.openlending.com.

Forward-Looking Statements
This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements related to market trends, the impact of the global COVID-19 pandemic on factors impacting the Company’s business, the Company’s new lender pipeline, consumer behavior and demand for automotive loans, as well as future financial performance under the heading “2022 Outlook” above. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions; the continuing effects of the COVID-19 pandemic on consumer behavior; applicable taxes, inflation, supply chain disruptions, interest rates and the regulatory environment; the outcome of judicial proceedings to which Open Lending is, or may become a party; failure to realize the anticipated benefits of the business combination with Nebula Acquisition Corporation (“Business Combination”); the amount of redemption requests made by the Company’s stockholders; other risks discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2020 and our subsequently filed Quarterly Reports on Form 10-Q. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause their assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures
The non-GAAP financial measures included in this press release are financial information that has not been prepared in accordance with GAAP. The Company uses Adjusted EBITDA, Adjusted EBITDA margin and Adjusted operating cash flows internally in analyzing our financial results and believes it is useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. The Company believes that the use of non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.

The Company believes these measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as its management and board of directors. In addition, these measures provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain non-cash items and certain non-recurring variable charges. Adjusted EBITDA is defined as GAAP net income (loss) excluding interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, gain on extinguishment of the Company's tax receivable agreement, loss on extinguishment of debt, change in fair value of contingent consideration, change in measurement - tax receivable agreement and transaction bonuses as a result of the Business Combination. Adjusted EBITDA margin is defined as Adjusted EBITDA expressed as a percentage of total revenue. Adjusted operating cash flows is defined as adjusted EBITDA, minus CAPEX, plus or minus change in contract assets.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measure provided in the financial statement tables included below in this press release.

Contact:
ICR for Open Lending
Investors
openlending@icrinc.com

OPEN LENDING CORPORATION
Consolidated Balance Sheets
(In thousands, except share data)

	December 31,
	2021	2020
Assets
Current assets
Cash and cash equivalents	$116,454	$101,513
Restricted cash	3,055	2,635
Accounts receivable, net	6,525	4,352
Current contract assets, net	70,542	50,386
Income tax receivable	1,345	—
Prepaid expenses	2,479	1,873
Other current assets	2,394	2,018
Total current assets	202,794	162,777
Property and equipment, net	2,663	1,201
Operating lease right-of-use assets, net	5,189	5,733
Non-current contract assets, net	42,414	38,956
Deferred tax asset, net	65,503	85,218
Other non-current assets	262	124
Total assets	$318,825	$294,009
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	1,285	3,442
Accrued expenses	3,984	3,033
Income tax payable	—	1,640
Current portion of debt	3,125	4,888
Third-party claims administration liability	3,050	2,591
Other current liabilities	621	1,414
Total current liabilities	12,065	17,008
Long-term debt, net of deferred financing costs	143,135	152,859
Non-current operating lease liabilities	4,643	5,138
Tax receivable agreement liability	—	92,369
Other non-current liabilities	—	13
Total liabilities	$159,843	$267,387
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.01 par value; 550,000,000 shares authorized, 128,198,185 shares issued and 126,212,876 shares outstanding as of December 31, 2021 and 128,198,185 shares issued and 126,803,096 shares outstanding as of December 31, 2020	1,282	1,282
Additional paid-in capital	496,983	491,246
Accumulated deficit	(282,439)	(428,406)
Treasury stock at cost, 1,985,309 shares at December 31, 2021, and 1,395,089 shares at December 31, 2020	(56,844)	(37,500)
Total stockholders’ equity	158,982	26,622
Total liabilities and stockholders’ equity	$318,825	$294,009

OPEN LENDING CORPORATION
Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except share data)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue
Profit share	$31,196	$25,910	$133,215	$60,392
Program fees	18,484	12,403	75,630	43,995
Claims administration and other service fees	1,950	1,320	6,810	4,505
Total revenue	51,630	39,633	215,655	108,892
Cost of services	4,739	2,968	18,621	9,786
Gross profit	46,891	36,665	197,034	99,106
Operating expenses
General and administrative	6,603	9,351	30,393	32,584
Selling and marketing	3,341	2,350	12,000	7,841
Research and development	1,720	678	4,352	1,964
Operating income	35,227	24,286	150,289	56,717
Interest expense	(489)	(3,621)	(5,859)	(11,601)
Interest income	36	105	213	202
Gain on extinguishment of tax receivable agreement	—	—	55,422	—
Loss on extinguishment of debt	—	—	(8,778)	—
Change in fair value of contingent consideration	—	—	—	(131,932)
Other income (expense)	11	(4,380)	(119)	(4,377)
Income (loss) before income taxes	34,785	16,390	191,168	(90,991)
Income tax expense	6,945	1,188	45,086	6,573
Net income (loss) and comprehensive income (loss)	$27,840	$15,202	$146,082	$(97,564)
Preferred distribution to redeemable convertible Series C preferred units	—	—	—	(40,689)
Accretion to redemption value of redeemable convertible Series C preferred units	—	—	—	47,537
Net income (loss) attributable to common stockholders	$27,840	$15,202	$146,082	$(90,716)
Net income (loss) and comprehensive income (loss) per common share
Basic	$0.23	$0.12	$1.16	$(1.09)
Diluted	$0.23	$0.12	$1.16	$(1.09)
Weighted average common shares outstanding
Basic	126,202,593	127,823,098	126,354,597	82,908,772
Diluted	126,220,184	127,911,031	126,390,435	82,908,772

OPEN LENDING CORPORATION
Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2021	2020
Cash flows from operating activities
Net income (loss)	$146,082	$(97,564)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Share-based compensation	3,815	2,828
Depreciation and amortization	1,122	1,768
Non-cash operating lease cost	544	—
Gain on extinguishment of tax receivable agreement	(55,422)	—
Loss on extinguishment of debt	8,778	—
Deferred income taxes	20,055	4,734
Change in fair value of contingent consideration	—	131,932
Changes in assets & liabilities:
Accounts receivable	(2,181)	(585)
Contract assets	(23,763)	(26,391)
Operating lease right-of-use assets	—	(548)
Prepaid expenses	(606)	(313)
Other current and non-current assets	(514)	(1,431)
Accounts payable	(2,157)	2,105
Accrued expenses	693	1,027
Income tax receivable/payable, net	(450)	1,640
Operating lease liabilities	(364)	(280)
Third-party claims administration liability	459	409
Other current and noncurrent liabilities	(935)	5,309
Net cash provided by operating activities	95,156	24,640
Cash flows from investing activities
Purchase of property and equipment	(1,987)	(1,196)
Net cash used in investing activities	(1,987)	(1,196)
Cash flows from financing activities
Proceeds from term loans	125,000	170,000
Proceeds from revolving facility	50,000	—
Payments on term loans	(169,191)	(6,521)
Payments on revolving facility	(25,000)	—
Payment of deferred financing costs	(1,669)	(10,061)
Share repurchase	(20,000)	(37,500)
Settlement of tax receivable agreement	(36,948)	—
Distributions to Open Lending, LLC unitholders	—	(135,598)
Proceeds from stock warrant exercises	—	105,349
Recapitalization transaction, net of transaction costs	—	(14,863)
Net cash (used in) provided by financing activities	(77,808)	70,806
Net change in cash and cash equivalents and restricted cash	15,361	94,250
Cash and cash equivalents and restricted cash at the beginning of the period	104,148	9,898
Cash and cash equivalents and restricted cash at the end of the period	$119,509	$104,148
Supplemental disclosure of cash flow information:
Interest paid	$5,243	$10,444
Income tax paid, net	25,280	144
Property and equipment accrued but not paid	24	—
Right of use assets obtained in exchange for lease obligations	—	5,362
Non-cash investing and financing:
Change in fair value of redeemable convertible Series C preferred units	$—	$(47,537)
Conversion of preferred stock to common stock	—	257,406

OPEN LENDING CORPORATION
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Adjusted EBITDA
Net income (loss)	$27,840	$15,202	$146,082	$(97,564)
Non-GAAP adjustments:
Interest expense	489	3,621	5,859	11,601
Income tax expense	6,945	1,188	45,086	6,573
Depreciation and amortization expense	202	346	792	752
Share-based compensation (1)	1,089	152	3,815	2,828
Gain on extinguishment of tax receivable agreement (2)	—	—	(55,422)	—
Loss on extinguishment of debt (3)	—	—	8,778	—
Change in fair value of contingent consideration (4)	—	—	—	131,932
Change in measurement – tax receivable agreement (5)	—	4,292	—	4,292
Transaction bonuses (6)	—	—	—	9,112
Total adjustments	8,725	9,599	8,908	167,090
Adjusted EBITDA	36,565	24,801	154,990	69,526
Total revenue	$51,630	$39,633	$215,655	$108,892
Adjusted EBITDA margin	71%	63%	72%	64%

Adjusted operating cash flows (7)
Adjusted EBITDA	$36,565	$24,801	$154,990	$69,526
CAPEX	(202)	(99)	(1,987)	(1,196)
Decrease (increase) in contract assets	1,157	(16,354)	(23,763)	(26,391)
Adjusted operating cash flows	$37,520	$8,348	$129,240	$41,939
Notes:

(1)Includes $2.2 million of non-cash charges incurred in connection with the accelerated vesting of the legacy share-based awards, as a result of the Business Combination.
(2)Reflects the gain recognized as a result of the early termination and settlement of the tax receivable agreement.
(3)Reflects the loss recognized in connection with the refinancing of our Term Loan due 2027 on March 19, 2021, which primarily consists of the write-off of unamortized deferred financing costs.
(4)Reflects non-cash charges for the change in the estimated fair value of contingent consideration from June 10, 2020 through the date immediately before each tranche of contingent consideration shares vested.
(5)Reflects non-cash charges due to changes in the measurement of our Tax Receivable Agreement liability as a result of changes in our blended state tax rate.
(6)Reflects transaction bonuses awarded to key employees and directors in connection with the Business Combination.
(7)Adjusted operating cash flow is defined as adjusted EBITDA, minus CAPEX, plus or minus change in contract assets.